UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-03691

LORD ABBETT MID cap stock FUND, INC.

(Exact name of Registrant as specified in charter)

90 Hudson Street, Jersey City, NJ 07302

(Address of principal executive offices) (Zip code)

Brooke A. Fapohunda, Esq., Vice President & Assistant Secretary

90 Hudson Street, Jersey City, NJ 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 201-6984

Date of fiscal year end: 12/31

Date of reporting period: 12/31/2017

Item 1:	Report(s) to Shareholders.

LORD ABBETT
ANNUAL REPORT

Lord Abbett
Mid Cap Stock Fund

For the fiscal year ended December 31, 2017

Table of Contents

1	A Letter to Shareholders

4	Investment Comparison

5	Information About Your Fund’s Expenses and Holdings Presented by Sector

8	Schedule of Investments

12	Statement of Assets and Liabilities

14	Statement of Operations

15	Statements of Changes in Net Assets

16	Financial Highlights

20	Notes to Financial Statements

29	Report of Independent Registered Public Accounting Firm

30	Supplemental Information to Shareholders

Lord Abbett Mid Cap Stock Fund
Annual Report

For the fiscal year ended December 31, 2017

From left to right: James L.L. Tullis, Independent Chairman of the Lord Abbett Funds and Daria L. Foster, Director, President, and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Mid Cap Stock Fund for the fiscal year ended December 31, 2017. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For additional information about the Fund, please visit our website at www.lordabbett.com, where you also can access quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Daria L. Foster

Director, President and Chief Executive Officer

For the fiscal year ended December 31, 2017, the Fund returned 7.03%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the Russell Midcap® Value Index,1 which returned 13.34% over the same period.

The domestic equity market (as represented by the S&P 500® Index2) returned 21.83%, ending the year with its strongest quarterly performance in two years and marking its first calendar year with 12 consecutive months of positive performance. Much of the market momentum was driven by the anticipation of supportive U.S. fiscal policies, as the passage of the Tax Cut and Jobs Act and the prospect of significant infrastructure spending drove the forecast for U.S. gross domestic product (GDP) growth incrementally higher. These forces persisted despite a myriad of geopolitical and environmental headwinds, as threats from North Korea, U.S. political tensions, and Hurricanes Harvey, Irma, and Maria all had the potential to derail the market’s forward progress.

During the year, the National Federation of Independent Business Small Business Confidence Index reached a 34 year high, marking its second-highest level in the history of the index. The University of Michigan’s average consumer confidence measure for the year was the highest since 2000, while consumer spending reached an all-time high in the third quarter. A reoccurring theme persisted throughout the year with large caps outperforming small caps and value stocks significantly outpacing their growth-oriented peers.

The U.S. economy continued to expand during the trailing 12-month period. U.S. GDP grew at a 3.2% pace during the third quarter, an increase over the second quarter. The U.S. Bureau of Economic Analysis stated that during the third quarter personal consumption and federal government spending increased, quarter-over-quarter. The Federal Reserve raised target rates three times during the year, changing the target range in December from 1.00 – 1.25% to 1.25 – 1.50%. In addition to GDP growth, the U.S. unemployment rate remained relatively steady throughout the period, and was reported at 4.1% in December, a decline of 0.6% year-over-year.

Security selection in the consumer discretionary sector was the largest detractor from the Fund’s relative performance during the period. Within this sector, the Fund’s holdings of Newell Rubbermaid, Inc., a manufacturer and marketer of consumer and commercial products, detracted. Shares of Newell fell precipitously as a myriad of headwinds continued to adversely affect the company. The bankruptcy of Toys “R” Us and an overall industry slowdown were contributing factors to Newell reporting third quarter results that missed on all fronts. Additionally, Hurricane Harvey disrupted resin supply lines, causing shortages. The Fund’s position in L Brands, Inc., a retail business, also detracted from performance. Shares of L Brands fell as comparable store sales growth from Victoria’s Secret slowed, despite already lowering expectations to account for its exit from the swimwear and apparel categories last year.

Security selection and a modest overweight to the energy sector also detracted from the Fund’s performance. The Fund’s holdings of Marathon Oil Corp., a producer of natural gas and liquid hydrocarbons, detracted. Shares of Marathon fell as oil prices experienced significant volatility during the first half of the year.

During the period, security selection and an overweight in the materials sector were the largest contributors to the Fund’s relative performance. Within the materials sector, the Fund’s holdings of FMC Corp., a developer of products and solutions for various industries, contributed to performance. The required divestiture and subsequent acquisition by FMC of DuPont’s chewing pest insecticide and cereal herbicide business was thought to have high expected synergies and transform FMC into a major player in the crop protection chemical industry. The Fund’s position in Freeport-McMoRan, Inc., a mining company, contributed. Investors expected the negotiations between Freeport-McMoRan and the state-owned PT Indonesia Asahan Aluminium to end favorably, as the Indonesian Government would acquire a majority ownership in the Grasberg mine.

The Fund’s underweight to the telecommunication services sector contributed as it was the worst performing sector relative to the benchmark during the period. The relatively small sector housed the worst performing stock in the index, Frontier Communications Corporation, which adversely affected the sectors overall performance.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1    The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value index.

2     The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information
Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. The Fund offers several classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the Fund’s prospectus.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2017. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its position in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell Midcap® Value Index and the S&P MidCap 400® Value Index, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended December 31, 2017

	1 Year	5 Years	10 Years	Life of Class
Class A3	0.88%	10.54%	5.74%	–
Class B4	1.24%	10.79%	5.81%	–
Class C5	5.25%	11.05%	5.65%	–
Class F6	7.20%	12.05%	6.60%	–
Class F3[7]	–	–	–	4.94%	*
Class I8	7.29%	12.17%	6.70%	–
Class P8	6.84%	11.74%	6.27%	–
Class R2[9]	6.68%	11.50%	–	7.81%
Class R3[9]	6.76%	11.61%	–	7.92%
Class R4[10]	7.04%	–	–	6.77%
Class R5[10]	7.30%	–	–	7.02%
Class R6[10]	7.40%	–	–	7.15%

1     Reflects the deduction of the maximum initial sales charge of 5.75%.

2     Performance of each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3     Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended December 31, 2017, is calculated using the SEC-required uniform method to compute such return.

4     Performance reflects the deduction of a CDSC of 5% for 1 year, 2% for 5 years and 0% for 10 years. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

5     The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

6     Class F shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

7     Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

8     Performance is at net asset value.

9     Commenced operation on March 24, 2008 and performance for the Class began March 31, 2008. Performance is at net asset value.

10     Commenced operations and performance for the Class began on June 30, 2015. Performance is at net asset value.

*     Since Class F3 shares have existed less than one year average annual returns are not provided.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2017 through December 31, 2017).

Actual Expenses

For each class of the Fund, the first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/17 – 12/31/17” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of the Fund, the second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/17	12/31/17	7/1/17 - 12/31/17
Class A
Actual	$1,000.00	$1,028.00	$4.86
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.42	$4.84
Class B
Actual	$1,000.00	$1,023.80	$8.67
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.64	$8.64
Class C
Actual	$1,000.00	$1,023.70	$8.62
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.69	$8.59
Class F
Actual	$1,000.00	$1,028.60	$4.09
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.17	$4.08
Class F3
Actual	$1,000.00	$1,029.60	$3.22
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.03	$3.21
Class I
Actual	$1,000.00	$1,029.20	$3.58
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.68	$3.57
Class P
Actual	$1,000.00	$1,027.00	$5.88
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.41	$5.85
Class R2
Actual	$1,000.00	$1,026.20	$6.64
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.65	$6.61
Class R3
Actual	$1,000.00	$1,026.40	$6.08
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.21	$6.06
Class R4
Actual	$1,000.00	$1,027.70	$4.86
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.42	$4.84
Class R5
Actual	$1,000.00	$1,029.20	$3.58
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.68	$3.57
Class R6
Actual	$1,000.00	$1,029.60	$3.22
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.03	$3.21

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.95% for Class A, 1.70% for Class B, 1.69% for Class C, 0.80% for Class F, 0.63% for Class F3, 0.70% for Class I, 1.15% for Class P, 1.30% for Class R2, 1.19% for Class R3, 0.95% for Class R4, 0.70% for Class R5 and 0.63% for Class R6) multiplied by the average account value over the period, and multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2017

Sector*	%**
Consumer Discretionary	8.19%
Consumer Staples	4.19%
Energy	9.18%
Financials	21.33%
Health Care	5.55%
Industrials	14.08%
Information Technology	7.98%
Materials	9.11%
Real Estate	11.28%
Utilities	7.27%
Repurchase Agreement	1.84%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Schedule of Investments

December 31, 2017

		Fair
		Value
Investments	Shares	(000)
COMMON STOCKS 98.28%

Aerospace & Defense 2.01%
Textron, Inc.	710,373	$40,200

Airlines 1.61%
Alaska Air Group, Inc.	437,636	32,171

Banks 9.65%
CIT Group, Inc.	554,984	27,322
Citizens Financial Group, Inc.	955,400	40,108
East West Bancorp, Inc.	424,500	25,822
First Horizon National Corp.	1,239,200	24,772
KeyCorp	2,328,900	46,974
Sterling Bancorp	1,135,336	27,929
Total		192,927

Beverages 2.36%
Coca-Cola European Partners plc (United Kingdom)(a)	413,612	16,483
Molson Coors Brewing Co. Class B	374,221	30,712
Total		47,195

Capital Markets 3.04%
E*TRADE Financial Corp.*	741,400	36,751
OM Asset Management plc (United Kingdom)(a)	1,432,416	23,993
Total		60,744

Chemicals 4.75%
Ashland Global Holdings, Inc.	390,500	27,804
Axalta Coating Systems Ltd.*	566,318	18,326
Eastman Chemical Co.	317,439	29,407
FMC Corp.	204,598	19,367
Total		94,904
		Fair
		Value
Investments	Shares	(000)
Containers & Packaging 1.89%
Graphic Packaging Holding Co.	1,682,864	$26,000
Packaging Corp. of America	98,547	11,880
Total		37,880

Electric: Utilities 5.09%
Edison International	404,200	25,562
FirstEnergy Corp.	1,279,075	39,165
Great Plains Energy, Inc.	1,146,895	36,976
Total		101,703

Electrical Equipment 2.97%
AMETEK, Inc.	266,456	19,310
Hubbell, Inc.	296,120	40,077
Total		59,387

Electronic Equipment, Instruments & Components 1.14%
Flex Ltd.*	1,271,000	22,865

Energy Equipment & Services 1.23%
Patterson-UTI Energy, Inc.	1,064,804	24,501

Equity Real Estate Investment Trusts 11.30%
Alexandria Real Estate Equities, Inc.	245,311	32,035
Apartment Investment & Management Co. Class A	447,300	19,552
Boston Properties, Inc.	227,000	29,517
Brixmor Property Group, Inc.	758,311	14,150
Duke Realty Corp.	947,499	25,782
Healthcare Trust of America, Inc. Class A	807,334	24,252
Highwoods Properties, Inc.	510,000	25,964
Invitation Homes, Inc.	844,900	19,914
UDR, Inc.	902,468	34,763
Total		225,929

Food Products 1.84%
B&G Foods, Inc.	571,299	20,081
Bunge Ltd.	248,240	16,652
Total		36,733

8	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2017

		Fair
		Value
Investments	Shares	(000)
Health Care Equipment & Supplies 2.83%
DENTSPLY SIRONA, Inc.	410,334	$27,012
Zimmer Biomet Holdings, Inc.	244,300	29,480
Total		56,492

Health Care Providers & Services 1.04%
Encompass Health Corp.	422,572	20,879

Hotels, Restaurants & Leisure 2.46%
Aramark	579,800	24,781
MGM Resorts International	731,922	24,439
Total		49,220

Household Durables 2.72%
Lennar Corp. Class A	430,600	27,231
Newell Brands, Inc.	876,709	27,090
Total		54,321

Information Technology Services 2.15%
Conduent, Inc.*	1,414,349	22,856
CSRA, Inc.	675,631	20,215
Total		43,071

Insurance 8.67%
Allstate Corp. (The)	126,770	13,274
Brown & Brown, Inc.	273,351	14,067
Hanover Insurance Group, Inc. (The)	267,547	28,917
Hartford Financial Services Group, Inc. (The)	488,334	27,484
Lincoln National Corp.	283,900	21,823
RenaissanceRe Holdings Ltd.	158,471	19,902
Validus Holdings Ltd.	417,800	19,603
XL Group Ltd.	806,800	28,367
Total		173,437

Leisure Products 1.08%
Hasbro, Inc.	238,258	21,655
		Fair
		Value
Investments	Shares	(000)
Life Sciences Tools & Services 1.69%
Agilent Technologies, Inc.	132,200	$8,853
PerkinElmer, Inc.	341,200	24,949
Total		33,802

Machinery 6.50%
ITT, Inc.	553,004	29,514
Kennametal, Inc.	520,295	25,187
Parker-Hannifin Corp.	166,804	33,291
Pentair plc (United Kingdom)(a)	594,924	42,014
Total		130,006

Metals & Mining 2.48%
Freeport-McMoRan, Inc.*	1,286,121	24,385
Steel Dynamics, Inc.	584,800	25,222
Total		49,607

Multi-Line Retail 1.05%
Dollar Tree, Inc.*	196,443	21,080

Multi-Utilities 2.19%
CMS Energy Corp.	750,891	35,517
SCANA Corp.	208,158	8,281
Total		43,798

Oil, Gas & Consumable Fuels 7.97%
Cabot Oil & Gas Corp.	742,000	21,221
Cimarex Energy Co.	333,131	40,645
Concho Resources, Inc.*	245,200	36,834
Hess Corp.	366,400	17,393
Noble Energy, Inc.	673,704	19,632
Williams Cos., Inc. (The)	773,600	23,587
Total		159,312

Road & Rail 1.00%
Kansas City Southern	190,559	20,051

See Notes to Financial Statements.	9

Schedule of Investments (concluded)

December 31, 2017

		Fair
		Value
Investments	Shares	(000)
Semiconductors & Semiconductor Equipment 2.89%
Marvell Technology Group Ltd.	868,100	$18,638
Qorvo, Inc.*	268,447	17,879
Teradyne, Inc.	131,945	5,524
Tower Semiconductor Ltd. (Israel)(a)*	462,300	15,755
Total		57,796

Specialty Retail 0.88%
Advance Auto Parts, Inc.	177,100	17,655

Technology Hardware, Storage & Peripherals 1.80%
NetApp, Inc.	441,041	24,398
Western Digital Corp.	145,400	11,564
Total		35,962
Total Common Stocks (cost $1,732,078,443)		1,965,283
	Principal	Fair
	Amount	Value
Investments	(000)	(000)
SHORT-TERM INVESTMENT 1.85%

Repurchase Agreement
Repurchase Agreement dated 12/29/2017, 0.54% due 1/2/2018 with Fixed Income Clearing Corp. collateralized by $35,870,000 of U.S. Treasury Note at 3.625% due 2/15/2020; value: $37,629,316; proceeds: $36,890,462 (cost $36,888,249)	$36,888	$36,888
Total Investments in Securities 100.13% (cost $1,768,966,692)		2,002,171
Liabilities in Excess of Other Assets (0.13)%		(2,529)
Net Assets 100.00%		$1,999,642

(a)	Foreign security traded in U.S. dollars.
*	Non-income producing security.

The following is a summary of the inputs used as of December 31, 2017 in valuing the Fund’s investments carried at fair value(1):

	Level 1	Level 2	Level 3	Total
Investment Type(2)(3)	(000)	(000)	(000)	(000)
Common Stocks	$1,965,283	$–	$–	$1,965,283
Repurchase Agreement	–	36,888	–	36,888
Total	$1,965,283	$36,888	$–	$2,002,171

(1)	Refer to Note 2(g) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended December 31, 2017.

10	See Notes to Financial Statements.

This page is intentionally left blank.

Statement of Assets and Liabilities

December 31, 2017

ASSETS:
Investments in securities, at fair value (cost $1,768,966,692)	$2,002,171,198
Receivables:
Interest and dividends	2,955,302
Capital shares sold	927,788
Prepaid expenses and other assets	46,565
Total assets	2,006,100,853
LIABILITIES:
Payables:
Capital shares reacquired	2,972,756
12b-1 distribution plan	1,126,338
Management fee	932,628
Directors’ fees	880,809
Fund administration	68,155
Accrued expenses	477,792
Total liabilities	6,458,478
NET ASSETS	$1,999,642,375
COMPOSITION OF NET ASSETS:
Paid-in capital	$1,778,596,914
Distributions in excess of net investment income	(728,159)
Accumulated net realized loss on investments	(11,430,886)
Net unrealized appreciation on investments	233,204,506
Net Assets	$1,999,642,375

12	See Notes to Financial Statements.

Statement of Assets and Liabilities (concluded)

December 31, 2017

Net assets by class:
Class A Shares	$1,091,070,628
Class B Shares	$1,087,630
Class C Shares	$142,723,841
Class F Shares	$123,996,863
Class F3 Shares	$21,006,834
Class I Shares	$484,925,224
Class P Shares	$63,370,902
Class R2 Shares	$8,068,121
Class R3 Shares	$30,343,298
Class R4 Shares	$21,070,726
Class R5 Shares	$100,429
Class R6 Shares	$11,877,879
Outstanding shares by class:
Class A Shares (700 million shares of common stock authorized, $.001 par value)	36,492,241
Class B Shares (200 million shares of common stock authorized, $.001 par value)	38,927
Class C Shares (200 million shares of common stock authorized, $.001 par value)	5,133,351
Class F Shares (200 million shares of common stock authorized, $.001 par value)	4,182,377
Class F3 Shares (200 million shares of common stock authorized, $.001 par value)	706,436
Class I Shares (250 million shares of common stock authorized, $.001 par value)	16,348,502
Class P Shares (200 million shares of common stock authorized, $.001 par value)	2,186,171
Class R2 Shares (200 million shares of common stock authorized, $.001 par value)	274,442
Class R3 Shares (200 million shares of common stock authorized, $.001 par value)	1,025,638
Class R4 Shares (200 million shares of common stock authorized, $.001 par value)	707,275
Class R5 Shares (200 million shares of common stock authorized, $.001 par value)	3,386
Class R6 Shares (200 million shares of common stock authorized, $.001 par value)	399,387
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$29.90
Class A Shares-Maximum offering price (Net asset value plus sales charge of 5.75%)	$31.72
Class B Shares-Net asset value	$27.94
Class C Shares-Net asset value	$27.80
Class F Shares-Net asset value	$29.65
Class F3 Shares-Net asset value	$29.74
Class I Shares-Net asset value	$29.66
Class P Shares-Net asset value	$28.99
Class R2 Shares-Net asset value	$29.40
Class R3 Shares-Net asset value	$29.58
Class R4 Shares-Net asset value	$29.79
Class R5 Shares-Net asset value	$29.66
Class R6 Shares-Net asset value	$29.74

See Notes to Financial Statements.	13

Statement of Operations

For the Year Ended December 31, 2017

Investment income:
Dividends	$38,345,183
Interest and other	47,816
Interest earned from Interfund Lending (See Note 10)	1,066
Total investment income	38,394,065
Expenses:
Management fee	12,169,809
12b-1 distribution plan-Class A	2,816,275
12b-1 distribution plan-Class B	31,561
12b-1 distribution plan-Class C	1,649,343
12b-1 distribution plan-Class F	153,257
12b-1 distribution plan-Class P	307,848
12b-1 distribution plan-Class R2	28,154
12b-1 distribution plan-Class R3	155,683
12b-1 distribution plan-Class R4	50,063
Shareholder servicing	1,923,583
Fund administration	897,585
Registration	167,060
Reports to shareholders	158,344
Professional	100,404
Directors’ fees	64,428
Custody	49,085
Other	86,543
Gross expenses	20,809,025
Expense reductions (See Note 8)	(14,639)
Net expenses	20,794,386
Net investment income	17,599,679
Net realized and unrealized gain (loss):
Net realized gain on investments	157,793,410
Net change in unrealized appreciation/depreciation on investments	(24,876,482)
Net realized and unrealized gain	132,916,928
Net Increase in Net Assets Resulting From Operations	$150,516,607

14	See Notes to Financial Statements.

Statements of Changes in Net Assets

	For the Year Ended	For the Year Ended
INCREASE (DECREASE) IN NET ASSETS	December 31, 2017	December 31, 2016
Operations:
Net investment income	$17,599,679	$14,961,585
Net realized gain on investments	157,793,410	151,837,090
Net change in unrealized appreciation/depreciation on investments	(24,876,482)	166,726,981
Net increase in net assets resulting from operations	150,516,607	333,525,656
Distributions to shareholders from:
Net investment income
Class A	(9,777,537)	(6,956,543)
Class B	(782)	(647)
Class C	(126,511)	(15,858)
Class F	(1,288,597)	(1,088,245)
Class F3	(231,042)	–
Class I	(5,639,608)	(5,796,130)
Class P	(448,811)	(308,350)
Class R2	(63,212)	(4,402)
Class R3	(196,083)	(153,293)
Class R4	(190,032)	(74,215)
Class R5	(1,151)	(587)
Class R6	(137,981)	(7,677)
Net realized gain
Class A	(18,961,260)	–
Class B	(24,863)	–
Class C	(2,674,312)	–
Class F	(2,156,413)	–
Class F3	(353,297)	–
Class I	(8,437,032)	–
Class P	(1,138,262)	–
Class R2	(137,004)	–
Class R3	(529,474)	–
Class R4	(361,795)	–
Class R5	(1,732)	–
Class R6	(207,607)	–
Total distributions to shareholders	(53,084,398)	(14,405,947)
Capital share transactions (Net of share conversions) (See Note 13):
Net proceeds from sales of shares	440,281,089	253,591,068
Reinvestment of distributions	48,300,041	13,433,897
Cost of shares reacquired	(900,270,002)	(453,192,257)
Net decrease in net assets resulting from capital share transactions	(411,688,872)	(186,167,292)
Net increase (decrease) in net assets	(314,256,663)	132,952,417
NET ASSETS:
Beginning of year	$2,313,899,038	$2,180,946,621
End of year	$1,999,642,375	$2,313,899,038
Distributions in excess of net investment income	$(728,159)	$(222,506)

See Notes to Financial Statements.	15

Financial Highlights

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:

	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)	Total from invest- ment oper- ations	Net investment income	Net realized gain	Total distri- butions

Class A
12/31/2017	$28.69	$0.23	$1.78	$2.01	$(0.27)	$(0.53)	$(0.80)
12/31/2016	24.75	0.18	3.93	4.11	(0.17)	–	(0.17)
12/31/2015	25.87	0.19	(1.11)	(0.92)	(0.20)	–	(0.20)
12/31/2014	23.29	0.12	2.58	2.70	(0.12)	–	(0.12)
12/31/2013	17.94	0.09	5.35	5.44	(0.09)	–	(0.09)

Class B
12/31/2017	26.81	(0.03)	1.70	1.67	(0.01)	(0.53)	(0.54)
12/31/2016	23.17	(0.02)	3.66	3.64	– (c)	–	–
12/31/2015	24.21	(0.03)	(1.01)	(1.04)	– (c)	–	–
12/31/2014	21.83	(0.04)	2.42	2.38	–	–	–
12/31/2013	16.87	(0.05)	5.01	4.96	– (c)	–	–

Class C
12/31/2017	26.69	– (c)	1.66	1.66	(0.02)	(0.53)	(0.55)
12/31/2016	23.07	(0.01)	3.63	3.62	– (c)	–	–
12/31/2015	24.11	– (c)	(1.03)	(1.03)	(0.01)	–	(0.01)
12/31/2014	21.74	(0.04)	2.41	2.37	–	–	–
12/31/2013	16.80	(0.04)	4.98	4.94	– (c)	–	–

Class F
12/31/2017	28.45	0.27	1.77	2.04	(0.31)	(0.53)	(0.84)
12/31/2016	24.55	0.22	3.90	4.12	(0.22)	–	(0.22)
12/31/2015	25.67	0.23	(1.11)	(0.88)	(0.24)	–	(0.24)
12/31/2014	23.11	0.19	2.56	2.75	(0.19)	–	(0.19)
12/31/2013	17.81	0.14	5.30	5.44	(0.14)	–	(0.14)

Class F3
4/4/2017 to 12/31/2017(d)	29.19	0.30	1.13	1.43	(0.35)	(0.53)	(0.88)

Class I
12/31/2017	28.47	0.30	1.77	2.07	(0.35)	(0.53)	(0.88)
12/31/2016	24.57	0.24	3.90	4.14	(0.24)	–	(0.24)
12/31/2015	25.68	0.26	(1.11)	(0.85)	(0.26)	–	(0.26)
12/31/2014	23.12	0.20	2.57	2.77	(0.21)	–	(0.21)
12/31/2013	17.81	0.16	5.31	5.47	(0.16)	–	(0.16)

Class P
12/31/2017	27.83	0.16	1.74	1.90	(0.21)	(0.53)	(0.74)
12/31/2016	24.02	0.12	3.81	3.93	(0.12)	–	(0.12)
12/31/2015	25.10	0.14	(1.07)	(0.93)	(0.15)	–	(0.15)
12/31/2014	22.60	0.12	2.51	2.63	(0.13)	–	(0.13)
12/31/2013	17.41	0.09	5.19	5.28	(0.09)	–	(0.09)

16	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:

Net asset value, end of period	Total return(b) (%)	Total expenses (%)		Net investment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$29.90	7.03	0.95		0.77	$1,091,071	67
28.69	16.61	1.01		0.69	1,157,503	69
24.75	(3.55)	1.01		0.74	1,138,632	63
25.87	11.60	1.08		0.50	1,316,915	59
23.29	30.32	1.11		0.42	1,390,193	64

27.94	6.24	1.70		(0.10)	1,088	67
26.81	15.72	1.76		(0.10)	5,955	69
23.17	(4.28)	1.75		(0.11)	11,812	63
24.21	10.90	1.75		(0.19)	20,834	59
21.83	29.41	1.76		(0.26)	27,544	64

27.80	6.25	1.69		– (c)	142,724	67
26.69	15.70	1.75		(0.06)	196,441	69
23.07	(4.27)	1.75		(0.01)	199,956	63
24.11	10.90	1.75		(0.16)	231,505	59
21.74	29.41	1.75		(0.22)	232,261	64

29.65	7.20	0.80		0.91	123,997	67
28.45	16.77	0.86		0.85	144,220	69
24.55	(3.41)	0.86		0.90	116,935	63
25.67	11.89	0.85		0.80	126,404	59
23.11	30.58	0.86		0.68	78,442	64

29.74	4.94 (e)	0.63	(f)	1.35 (f)	21,007	67

29.66	7.29	0.70		1.01	484,925	67
28.47	16.90	0.76		0.95	687,856	69
24.57	(3.31)	0.76		1.00	604,278	63
25.68	11.97	0.75		0.82	666,535	59
23.12	30.76	0.76		0.77	733,422	64

28.99	6.84	1.15		0.56	63,371	67
27.83	16.35	1.21		0.48	73,204	69
24.02	(3.68)	1.15		0.57	78,293	63
25.10	11.63	1.05		0.53	102,977	59
22.60	30.34	1.08		0.43	115,475	64

See Notes to Financial Statements.	17

Financial Highlights (concluded)

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:

	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)	Total from invest- ment oper- ations	Net investment income	Net realized gain	Total distri- butions

Class R2
12/31/2017	$28.29	$0.15	$1.73	$1.88	$(0.24)	$(0.53)	$(0.77)
12/31/2016	24.44	0.09	3.86	3.95	(0.10)	–	(0.10)
12/31/2015	25.49	0.09	(1.08)	(0.99)	(0.06)	–	(0.06)
12/31/2014	22.95	0.05	2.54	2.59	(0.05)	–	(0.05)
12/31/2013	17.72	0.06	5.25	5.31	(0.08)	–	(0.08)

Class R3
12/31/2017	28.39	0.16	1.75	1.91	(0.19)	(0.53)	(0.72)
12/31/2016	24.51	0.11	3.88	3.99	(0.11)	–	(0.11)
12/31/2015	25.61	0.13	(1.10)	(0.97)	(0.13)	–	(0.13)
12/31/2014	23.06	0.09	2.55	2.64	(0.09)	–	(0.09)
12/31/2013	17.78	0.06	5.28	5.34	(0.06)	–	(0.06)

Class R4
12/31/2017	28.59	0.23	1.78	2.01	(0.28)	(0.53)	(0.81)
12/31/2016	24.72	0.37	3.74	4.11	(0.24)	–	(0.24)
6/30/2015 to 12/31/2015(g)	26.44	0.15	(1.64)	(1.49)	(0.23)	–	(0.23)

Class R5
12/31/2017	28.47	0.31	1.76	2.07	(0.35)	(0.53)	(0.88)
12/31/2016	24.57	0.28	3.86	4.14	(0.24)	–	(0.24)
6/30/2015 to 12/31/2015(g)	26.28	0.18	(1.63)	(1.45)	(0.26)	–	(0.26)

Class R6
12/31/2017	28.52	0.36	1.74	2.10	(0.35)	(0.53)	(0.88)
12/31/2016	24.58	0.28	3.91	4.19	(0.25)	–	(0.25)
6/30/2015 to 12/31/2015(g)	26.28	0.20	(1.63)	(1.43)	(0.27)	–	(0.27)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for classes A, B and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Amount less than $0.01.
(d)	Commenced on April 4, 2017.
(e)	Not annualized.
(f)	Annualized.
(g)	Commenced on June 30, 2015.

18	See Notes to Financial Statements.

			Ratios to Average Net Assets:				Supplemental Data:

Net asset value, end of period	Total return(b) (%)		Total expenses (%)		Net investment income (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$29.40	6.68		1.29		0.50		$8,068	67
28.29	16.20		1.35		0.35		1,097	69
24.44	(3.92)		1.36		0.35		966	63
25.49	11.30		1.35		0.23		1,549	59
22.95	30.02		1.36		0.27		1,586	64

29.58	6.76		1.18		0.53		30,343	67
28.39	16.29		1.25		0.45		37,228	69
24.51	(3.77)		1.24		0.51		30,030	63
25.61	11.45		1.24		0.36		32,426	59
23.06	30.07		1.25		0.30		31,628	64

29.79	7.04		0.95		0.78		21,071	67
28.59	16.61		0.97		1.30		9,430	69
24.72	(5.61	)(e)	1.01	(f)	1.17	(f)	9	63

29.66	7.30		0.70		1.05		100	67
28.47	16.86		0.74		1.05		69	69
24.57	(5.48	)(e)	0.76	(f)	1.42	(f)	9	63

29.74	7.40		0.62		1.21		11,878	67
28.52	17.03		0.63		1.06		895	69
24.58	(5.43	)(e)	0.63	(f)	1.56	(f)	26	63

See Notes to Financial Statements.	19

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Mid Cap Stock Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law on March 14, 1983.

The Fund’s investment objective is to seek capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace. The Fund has twelve active classes of shares: Class A, B, C, F, F3, I, P, R2, R3, R4, R5 and R6, each with different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class B, C, F, F3, I, P, R2, R3, R4, R5 and R6 shares, although there may be a contingent deferred sales charge (“CDSC”) in certain cases as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions as set forth in the Fund’s prospectus); Class B shares redeemed before the sixth anniversary of purchase; and Class C shares redeemed before the first anniversary of purchase. Class B shares will automatically convert to Class A shares on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted. The Fund no longer issues Class B shares for purchase. The Fund’s Class P shares are closed to substantially all new investors, with certain exceptions as set forth in the Fund’s prospectus. Class F3 shares commenced on April 4, 2017.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including

Notes to Financial Statements (continued)

observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and may employ techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other income on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2014 through December 31, 2017. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, B, C, F, P, R2, R3, and R4 shares bear their class-specific share of all expenses and fees relating to the Fund’s 12b-1 Distribution Plan.

(f)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

Notes to Financial Statements (continued)

(g)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk—for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances.The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 – unadjusted quoted prices in active markets for identical investments;

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of December 31, 2017 and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Fund has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $200 million	.75%
Next $300 million	.65%
Over $500 million	.50%

For the fiscal year ended December 31, 2017, the effective management fee paid to Lord Abbett was at an annualized rate of .54% of the Fund’s average daily net assets.

Notes to Financial Statements (continued)

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

12b-1 Distribution Plan

The Fund has adopted a distribution plan with respect to Class A, B, C, F, P, R2, R3 and R4 shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. The following annual rates have been authorized by the Board pursuant to the plan:

Fees*	Class A		Class B	Class C	Class F(1)	Class P	Class R2	Class R3	Class R4
Service	.25%	(2)	.25%	.25%	–	.25%	.25%	.25%	.25%
Distribution	–		.75%	.75%	.10%	.20%	.35%	.25%	–

*	The Fund may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. (“FINRA”) sales charge limitations.
(1)	The Class F share Rule 12b-1 fee may be designated as a service fee in limited circumstances as described in the Fund’s prospectus.
(2)	Annual service fee on shares sold prior to June 1, 1990 is .15% of the average daily net assets attributable to Class A shares.

Class I, F3, R5 and R6 shares do not have a distribution plan.

Commissions

The Distributor received the following commissions on sales of shares of the Fund, after concessions were paid to authorized dealers, for the fiscal year ended December 31, 2017:

Distributor Commissions	Dealers’ Concessions
$105,691	$573,175

The Distributor received CDSCs of $3,985 and $5,012 for Class A and Class C shares, respectively, for the fiscal year ended December 31, 2017.

Other Related Parties

As of December 31, 2017, the percentages of the Fund’s outstanding shares owned by Lord Abbett Multi-Asset Balanced Opportunity Fund, Lord Abbett Multi-Asset Focused Growth Fund, Lord Abbett Multi-Asset Global Opportunity Fund, Lord Abbett Multi-Asset Growth Fund and Lord Abbett Multi-Asset Income Fund, were 7.30%, 1.19%, 0.61%, 6.32% and 5.74%, respectively.

Two Directors and certain of the Fund’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profits for tax purposes are reported as a tax return of capital.

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal years ended December 31, 2017 and 2016 was as follows:

	Year Ended	Year Ended
	12/31/2017	12/31/2016
Distributions paid from:
Ordinary income	$18,105,332	$14,405,947
Net long-term capital gains	34,979,066	–
Total distributions paid	$53,084,398	$14,405,947

As of December 31, 2017, the components of accumulated gains on a tax-basis were as follows:

Undistributed ordinary income – net	$152,650
Total undistributed earnings	152,650
Temporary differences	(4,156,307)
Unrealized gains – net	225,049,118
Total accumulated gains – net	$221,045,461

At the Fund’s election, certain losses incurred within the taxable year (Qualified Late-Year Losses) are deemed to arise on the first business day of the Fund’s next taxable year. The Fund incurred and will elect to defer post-October capital losses of $3,275,498 during the year ended December 31, 2017.

As of December 31, 2017, the aggregate unrealized gains and losses on investments and other financial instruments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$1,777,122,080
Gross unrealized gain	270,322,369
Gross unrealized loss	(45,273,251)
Net unrealized security gain	$225,049,118

The difference between book-basis and tax basis unrealized gains (losses) is attributable to the tax treatment of wash sales.

Permanent items identified during the fiscal year ended December 31, 2017 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Distributions in Excess of Net Investment Income	Accumulated Net Realized Loss
$(3,985)	$3,985

The permanent differences are attributable to the tax treatment of certain distributions.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2017 were as follows:

Purchases	Sales
$1,466,901,571	$1,917,749,739

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2017.

The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the fiscal year ended December 31, 2017, the Fund engaged in

Notes to Financial Statements (continued)

cross-trades purchases of $4,785,719 and sales of $19,351,340, which resulted in net realized gains of $97,755.

6.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosure to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the statement of assets and liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between the Fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the statement of assets and liabilities across transactions between the Fund and the applicable counterparty:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreement	$36,888,249	$–	$36,888,249
Total	$36,888,249	$–	$36,888,249

	Net Amounts of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$36,888,249	$–	$–	$(36,888,249)	$–
Total	$36,888,249	$–	$–	$(36,888,249)	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2017.

7.	DIRECTORS’ REMUNERATION

The Fund’s officers and two Directors, who are associated with Lord Abbett, do not receive any compensation from the Fund for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

8.	EXPENSE REDUCTIONS

The Fund has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

Notes to Financial Statements (continued)

9.	LINE OF CREDIT

Effective August 28, 2017, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into an amended syndicated line of credit facility with various lenders for $600 million (the “Facility”), whereas State Street Bank and Trust Company (“SSB”) participates as a lender and as agent for the lenders. The Facility is to be used for temporary or emergency purposes as an additional source of liquidity to satisfy redemptions. The Participating Funds are subject to graduated borrowing limits of one-third of Fund assets (if Fund assets are less than $750 million), $250 million, $300 million, or $350 million, based on past borrowings and likelihood of future borrowings.

Prior to August 28, 2017, the Fund and certain other funds managed by Lord Abbett participated in a $550 million syndicated line of credit facility, based on the same terms as described above.

During the fiscal year ended December 31, 2017, the Fund did not utilize the Facility.

10.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”), certain registered open-end management investment companies managed by Lord Abbett, including the Fund, participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the Fund to borrow money from and lend money to each other for temporary or emergency purposes subject to limitations and conditions.

During the fiscal year ended December 31, 2017 the Fund participated as a lender in the Interfund Lending Program. The average amount loaned and interest rate were $22,668,189 and .86%, respectively. The Fund earned interest of $1,066, which is included in the Statement of Operations. There were no interfund loans outstanding as of December 31, 2017.

11.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Fund’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

12.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value and mid-sized company stocks. The value of an investment will fluctuate in response to movements in the equity securities market in general, and to the changing prospects of individual companies in which the Fund invests. The market may fail to recognize for a long time the intrinsic value of particular value stocks the Fund may hold. Value investing is also subject to the risk that a company judged to be undervalued may actually be appropriately priced or even overpriced. The mid-sized company stocks in which the Fund invests may be less able to weather economic shifts or other adverse developments than those of larger, more established companies. Accordingly, mid-sized company securities tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially over the short term. In addition, if the Fund’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a favorable market.

Notes to Financial Statements (continued)

Because the Fund invests in real estate investment trusts (“REITS”), it may be subject to the risks that impact the value of the underlying properties or mortgages of the REITs in which it invests. These risks include loss to casualty or condemnation, and changes in supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. Other factors that may adversely affect REITs include poor performance by management of the REIT, changes to the tax laws, or failure by the REIT to qualify for tax-free distribution of income, and changes in local, regional, or general economic conditions.

Due to the Fund’s investment exposure to foreign companies and American Depositary Receipts, the Fund may experience increased market, liquidity, currency, political, information, and other risks. As compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. The securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets.

The Fund is also subject to risks from redemptions by large shareholders, cyber security risks, and other risks in connection with the operations of the Fund’s service providers, and risks from market disruptions and geopolitical events.

These factors can affect the Fund’s performance.

13.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended		Year Ended
	December 31, 2017		December 31, 2016
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	4,178,991	$123,510,905	2,246,893	$58,989,902
Converted from Class B*	133,619	3,970,871	190,527	4,863,303
Reinvestment of distributions	851,668	25,197,101	216,910	6,244,156
Shares reacquired	(9,021,455)	(267,194,813)	(8,302,036)	(215,164,596)
Decrease	(3,857,177)	$(114,515,936)	(5,647,706)	$(145,067,235)
Class B Shares
Shares sold	47,486	$1,297,746	5,457	$134,239
Reinvestment of distributions	924	25,556	25	637
Shares reacquired	(88,219)	(2,416,551)	(88,953)	(2,181,020)
Converted to Class A*	(143,404)	(3,970,871)	(204,152)	(4,863,304)
Decrease	(183,213)	$(5,064,120)	(287,623)	$(6,909,448)
Class C Shares
Shares sold	518,658	$14,159,723	263,076	$6,465,241
Reinvestment of distributions	98,831	2,719,412	492	12,336
Shares reacquired	(2,843,257)	(78,191,858)	(1,571,546)	(37,927,910)
Decrease	(2,225,768)	$(61,312,723)	(1,307,978)	$(31,450,333)
Class F Shares
Shares sold	2,007,887	$58,959,396	1,596,512	$42,338,618
Reinvestment of distributions	92,889	2,725,190	33,348	952,203
Shares reacquired	(2,988,046)	(88,239,439)	(1,323,185)	(34,256,590)
Increase (decrease)	(887,270)	$(26,554,853)	306,675	$9,034,231

Notes to Financial Statements (concluded)

	Year Ended		Year Ended
	December 31, 2017		December 31, 2016
Class F3 Shares(a)	Shares	Amount	Shares	Amount
Shares sold	738,329	$21,819,001	–	$–
Reinvestment of distributions	19,859	584,058	–	–
Shares reacquired	(51,752)	(1,549,567)	–	–
Increase	706,436	$20,853,492	–	$–
Class I Shares
Shares sold	5,150,370	$151,331,196	4,314,835	$116,321,690
Reinvestment of distributions	478,173	14,033,224	198,775	5,679,912
Shares reacquired	(13,441,864)	(398,311,286)	(4,950,693)	(130,253,277)
Decrease	(7,813,321)	$(232,946,866)	(437,083)	$(8,251,675)
Class P Shares
Shares sold	175,910	$5,041,533	215,449	$5,576,668
Reinvestment of distributions	55,222	1,584,087	11,024	307,866
Shares reacquired	(675,320)	(19,419,900)	(855,442)	(21,295,805)
Decrease	(444,188)	$(12,794,280)	(628,969)	$(15,411,271)
Class R2 Shares
Shares sold	285,328	$8,390,524	10,998	$282,230
Reinvestment of distributions	709	20,624	75	2,143
Shares reacquired	(50,359)	(1,481,757)	(11,824)	(319,953)
Increase (decrease)	235,678	$6,929,391	(751)	$(35,580)
Class R3 Shares
Shares sold	703,490	$20,500,809	509,831	$12,843,570
Reinvestment of distributions	24,785	725,600	5,379	153,227
Shares reacquired	(1,013,864)	(29,486,082)	(429,228)	(11,207,854)
Increase (decrease)	(285,589)	$(8,259,673)	85,982	$1,788,943
Class R4 Shares
Shares sold	576,870	$16,939,588	344,856	$9,736,886
Reinvestment of distributions	17,280	509,342	2,547	73,153
Shares reacquired	(216,675)	(6,412,223)	(17,985)	(514,540)
Increase	377,475	$11,036,707	329,418	$9,295,499
Class R5 Shares
Shares sold	3,827	$112,912	2,040	$55,225
Reinvestment of distributions	98	2,883	20	587
Shares reacquired	(2,980)	(87,729)	(4)	(124)
Increase	945	$28,066	2,056	$55,688
Class R6 Shares
Shares sold	619,860	$18,217,756	32,697	$846,799
Reinvestment of distributions	5,879	172,964	268	7,677
Shares reacquired	(257,741)	(7,478,797)	(2,619)	(70,588)
Increase	367,998	$10,911,923	30,346	$783,888

*	Automatic conversion of Class B shares occurs on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.
(a)	Shares commenced on April 4, 2017.

Report of Independent Registered Public Accounting Firm

To the shareholders and Board of Directors of Lord Abbett Mid Cap Stock Fund, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Lord Abbett Mid Cap Stock Fund, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the periods presented, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the period presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP
New York, New York
February 27, 2018

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Fund in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Directors

Ms. Foster and Mr. Sieg are affiliated with Lord Abbett and are “interested persons” of the Fund as defined in the Act. Ms. Foster and Mr. Sieg are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 61 portfolios or series. Ms. Foster is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

Daria L. Foster(1) Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett, joined Lord Abbett in 1990. Other Directorships: None.

Douglas B. Sieg(1) Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Director since 2016	Principal Occupation: Partner (since 2001) and Head of Client Services (since 2013), formerly Director of Marketing and Relationship Management, joined Lord Abbett in 1994. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 61 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

Eric C. Fast Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1949)	Director since 2014

Principal Occupation: Chief Executive Officer of Crane Co., an industrial products company (2001–2014).

Other Directorships: Currently serves as director of Automatic Data Processing, Inc. (since 2007) and Regions Financial Corporation (since 2010). Previously served as a director of Crane Co. (1999–2014).

(1)	Daria L. Foster, Managing Partner of Lord Abbett, a member of the Board, and the Chief Executive Officer and President of the Lord Abbett Family of Funds, will retire from her positions with Lord Abbett and the Lord Abbett Family of Funds effective March 31, 2018. Douglas B. Sieg, Partner and head of Client Services at Lord Abbett, and a member of the Board, will succeed Ms. Foster effective April 1, 2018.

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004–2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2000

Principal Occupation: President and CEO of Ribbon Communications (since 2017) and Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director of Ribbon Communications (since 2017), director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Director since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012

Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009–2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978–2009); and Officer and Director of Trinsum Group, a holding company (2007–2009).

Other Directorships: Blyth, Inc., a home products company (2004–2015).

Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Director since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003-2017); Wells President of Wells Fargo Funds (2003–2016). Other Directorships: None.

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Director since 2016	Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (since 2009). Other Directorships: None.

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006; Chairman since 2017

Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990); CEO of Tullis Health Investors Inc. (since 2012).

Other Directorships: Currently serves as director of Crane Co. (since 1998).

Officers

None of the officers listed below have received compensation from the Fund. All of the officers of the Fund also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years

Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett, joined Lord Abbett in 1990.

Jeff D. Diamond (1960)	Executive Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007.

Robert A. Lee (1969)	Executive Vice President	Elected in 2016	Partner and Chief Investment Officer, and was formerly Deputy Chief Investment Officer and Director of Taxable Fixed Income, joined Lord Abbett in 1997.

David J. Linsen (1974)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 2001.

Brooke A. Fapohunda (1975)	Vice President and Assistant Secretary	Elected in 2014	Partner and Deputy General Counsel, joined Lord Abbett in 2006.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Partner and Deputy General Counsel, joined Lord Abbett in 2004.

Bernard J. Grzelak (1971)	Chief Financial Officer and Vice President	Elected in 2017	Partner and Chief Operations Officer, and was formerly Director of Fund Administration, joined Lord Abbett in 2003.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years

Linda Y. Kim (1980)	Vice President and Assistant Secretary	Elected in 2016	Counsel, joined Lord Abbett in 2015 and was formerly an Associate at Stroock & Stroock & Lavan LLP (2007–2015).

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014 and was formerly Managing Director and the Chief Compliance Officer at UBS Global Asset Management (2003–2013).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1996	Partner and Director, joined Lord Abbett in 1983.

Noah Petrucci (1970)	Vice President	Elected in 2013	Portfolio Manager, joined Lord Abbett in 2012.

Lawrence B. Stoller (1963)	Vice President and Secretary	Elected in 2007	Partner and Senior Deputy Assistant General Counsel, joined Lord Abbett in 2007.

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

Christian J. Kelly (1975)	Treasurer	Elected in 2017	Director of Fund Administration, joined Lord Abbett in 2009.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Fund’s Directors. It is available free upon request.

Approval of Advisory Contract

The Board, including all of the Directors who are not “interested persons” of the Fund or of Lord Abbett, as defined in the Investment Company Act of 1940, as amended (the “Independent Directors”), annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett (the “Agreement”). In connection with its most recent approval, the Board reviewed materials relating specifically to the Agreement, as well as numerous materials received throughout the course of the year, including information about the Fund’s investment performance compared to the performance of its benchmark. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its familiarity with Lord Abbett gained through its meetings and discussions. These meetings and discussions included reviews of Fund performance conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management. The Independent Directors also met with their independent legal counsel in various private sessions at which no representatives of management were present.

The materials received by the Board included, but were not limited to: (1) information provided by Morningstar, Inc. (“Morningstar”) regarding the investment performance of the Fund compared to the investment performance of certain funds with similar investment styles as determined by Morningstar, based, in part, on the Fund’s Morningstar category (the “performance peer group”), and the investment performance of two appropriate benchmarks; (2) information provided by Morningstar regarding the expense ratios, contractual and actual management fee rates, and other expense components for the Fund and certain funds in the same Morningstar category, with generally the same or similar share classes and operational characteristics, including asset size (the “expense peer group”); (3) certain supplemental investment performance information provided by Lord Abbett; (4) information provided by Lord Abbett on the expense ratios, management fee rates, and other expense components for the Fund; (5) sales and redemption information for the Fund; (6) information regarding Lord Abbett’s financial condition; (7) an analysis of the relative profitability of the Agreement to Lord Abbett; (8) information provided by Lord Abbett regarding the investment management fee schedules for Lord Abbett’s other advisory clients maintaining accounts with a similar investment strategy as the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other. After reviewing these and related factors, the Board concluded that the Fund was likely to continue to benefit from the nature, extent and quality of the investment services provided by Lord Abbett under the Agreement.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance peer group and two appropriate benchmarks as of various periods ended August 31, 2017. The Board observed that the Fund’s investment performance was below the median of the performance peer group for the one-, three-, five-, and ten-year periods. The Board

Approval of Advisory Contract (continued)

considered that Lord Abbett was implementing a plan intended to improve the performance of its equity Funds. The Board further considered Lord Abbett’s performance and reputation generally, the performance of other Lord Abbett-managed funds overseen by the Board, and the willingness of Lord Abbett to take steps intended to improve performance when necessary. After reviewing these and related factors, the Board concluded that the Fund’s Agreement should be continued.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s investment management staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining investment management personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the Fund and the expense levels of the expense peer group. It also considered how the expense level of the Fund related to those of the expense peer group and the amount and nature of the fees paid by shareholders. The Board observed that the net total expense ratio of the Fund was below the median of the expense peer group. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that the expense level of the Fund was reasonable and supported the continuation of the Agreement.

Profitability. The Board considered the level of Lord Abbett’s operating margin in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. It considered whether the Fund was profitable to Lord Abbett in connection with the Fund’s operation, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund. The Board also considered the profits realized from other business segments of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins excluding Lord Abbett’s marketing and distribution expenses. The Board also considered Lord Abbett’s profit margins, without those exclusions, in comparison with available industry data and how those profit margins could affect Lord Abbett’s ability to recruit and retain investment personnel. The Board recognized that Lord Abbett’s overall profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that Lord Abbett’s profitability with respect to the Fund was not excessive.

Economies of Scale. The Board considered the extent to which there had been economies of scale in managing the Fund, whether the Fund’s shareholders had appropriately benefited from such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing management fee schedule, with its breakpoints in the level of the management fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the amount and nature of the fees paid by the Fund and the Fund’s shareholders to Lord Abbett and the Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord

Approval of Advisory Contract (concluded)

Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares of the Lord Abbett Funds. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund. The Board also took into consideration the investment research that Lord Abbett receives as a result of Fund brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the Agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the Agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the Agreement. In considering whether to approve the continuation of the Agreement, the Board did not identify any single factor as paramount or controlling. Individual Directors may have evaluated the information presented differently from one another, giving different weights to various factors. This summary does not discuss in detail all matters considered.

Householding

The Fund has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information

100% of the ordinary income distributions paid by the Fund during the year is qualified dividend income. For corporate shareholders, 100% of the Fund’s ordinary income distributions qualified for the dividend received deduction.

Additionally, of the distribution paid to the shareholders during the year ended December 31, 2017, $34,979,066 represent long-term capital gains.

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Lord Abbett Mid Cap Stock Fund, Inc.	LAMCVF-2 (2/18)

Item 2:	Code of Ethics.

(a)	In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”). The Code of Ethics was in effect during the fiscal year ended December 31, 2017 (the “Period”).

(b)	Not applicable.

(c)	The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)	Not applicable.

(f)	See Item 12(a)(1) concerning the filing of the Code of Ethics.

Item 3:	Audit Committee Financial Expert.

The Registrant’s board of directors has determined that each of the following independent directors who are members of the audit committee is an audit committee financial expert: Evelyn E. Guernsey and Mark A. Schmid. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:	Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended December 31, 2017 and 2016 by the Registrant's principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, "Deloitte") were as follows:

	Fiscal year ended:
	2017	2016
Audit Fees {a}	$40,100	$41,300
Audit-Related Fees	- 0 -	- 0 -
Total audit and audit-related fees	40,100	41,300

Tax Fees {b}	7,940	7,910
All Other Fees	- 0 -	- 0 -

Total Fees	$48,040	$49,210

{a} Consists of fees for audits of the Registrant’s annual financial statements.

{b} Fees for the fiscal year ended December 31, 2017 and 2016 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

•	any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and
•	any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant’s Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended December 31, 2017 and 2016 were:

	Fiscal year ended:
	2017	2016
All Other Fees {a}	$201,416	$95,230

{a} Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SOC-1 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended December 31, 2017 and 2016 were:

	Fiscal year ended:
	2017	2016
All Other Fees	$ - 0 -	$ - 0 -

(h) The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

Item 5:	Audit Committee of Listed Registrants.

Not applicable.

Item 6:	Investments.

Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:	Controls and Procedures.

(a)	Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days prior to the filing date of this report, the Chief Executive Officer and Chief Financial Officer of the Registrant have concluded that such disclosure controls and procedures are reasonably designed and effective to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Exhibits.

(a)(1)	The Lord Abbett Family of Funds Sarbanes Oxley Code of Ethics for the Principal Executive Officer and Senior Financial Officers is attached hereto as part of Ex-99. CODEETH.

(a)(2)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(b)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT MID CAP STOCK FUND, INC.

	By:	/s/ Daria L. Foster
Daria L. Foster
President and Chief Executive Officer

Date: February 27, 2018

	By:	/s/ Bernard J. Grzelak
Bernard J. Grzelak
Chief Financial Officer and Vice President

Date: February 27, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

	By:	/s/ Daria L. Foster
Daria L. Foster
President and Chief Executive Officer

Date: February 27, 2018

	By:	/s/ Bernard J. Grzelak
Bernard J. Grzelak
Chief Financial Officer and Vice President

Date: February 27, 2018